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                                                                   EXHIBIT 10.12


     This Lease, dated, for reference purposes only, January 5, 2000, is made by and between OCEAN PARK MANAGEMENT COMPANY, LTD., a California Limited Partnership ("Landlord") and DIGITAL COMMERCE CORPORATION, a Delaware corporation ("Tenant"). In consideration of the Rents and covenants hereinafter set forth, Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the following described Premises, upon the following terms and conditions:

1.   FUNDAMENTAL LEASE PROVISIONS


PURPOSE:

     THE PURPOSE OF THIS LEASE IS TO TRANSFER POSSESSION OF THE PREMISES TO TENANT, FOR USE BY FILMSTUFF.COM, LLC, A DELAWARE LIMITED LIABILITY COMPANY OF WHICH TENANT OWNS 51% OF THE VOTINAL INTERESTS, IN RETURN FOR CERTAIN BENEFITS, INCLUDING RENT AND OTHER CHARGES, TO BE PAID TO LANDLORD. THE ESSENCE OF THIS LEASE, THEN, IS THE TRANSFER OF THE POSSESSION OF THE PREMISES TO THE USE OF TENANT AND FILMSTUFF.COM, LLC AND THE PAYMENT OF MONEY AND OTHER CONSIDERATION BY TENANT FOR THIS TRANSFER BY THE LANDLORD. TENANT'S RIGHT TO ASSIGN STATED IN ARTICLE 26 IS SUBSIDIARY AND INCIDENTAL TO THE UNDERLYING PURPOSE HEREOF. TENANT ACKNOWLEDGES THAT IT HAS ENTERED INTO THIS LEASE IN ORDER TO ACQUIRE THE PREMISES USE BY IT AND FILMSTUFF.COM LLC AND HAS NOT ENTERED INTO THIS LEASE FOR THE PURPOSE OF OBTAINING THE RIGHT TO CONVEY THE LEASEHOLD INTEREST HEREUNDER TO OTHERS.

Premises:                                                            (Article 2)

     Suite: 110     Floor: First
     Street Address:     2601 Ocean Park Boulevard, Santa Monica, California
                         Los Angeles County ("Building")

     Approximate area of Premises: 7,508 Square Feet (Rentable Area)

Term: Sixty (60) months.                                             (Article 3)

Commencement Date: February 1, 2000

Rent:                                                                (Article 4)
     Basic Rent: Commencing with the First month Basic Rent shall be One Hundred Eighty-six Thousand Four Hundred Eighty and No/100 Dollars ($186,480.00) per annum, payable in twelve (12) equal monthly installments during each year, in the amount of Fifteen Thousand Five Hundred Forty and No/100 Dollars ($15,540.00) per month. Commencing on February 1, 2001 Basic Rent shall be increased annually by Three Percent (3%) per annum, payable in twelve (12) equal monthly installments each year.


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     Additional Rent: Tenant shall pay Tenant's Proportionate Share of all
     Utility Costs, Operating Costs and Taxes that exceed Landlord's Base Costs for the year 2000.


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     Tenant's Proportionate Share is Seventeen and 2/10              (Article 6)
     percent (17.2%).

Prepaid Rent:

     Fifteen Thousand Five Hundred Forty and No/100 Dollars          (Article 7)
     ($15,540.00) as Basic Rent for the First month.

Security Deposit:

     Seventeen Thousand Four Hundred Ninety and No/100 Dollars       (Article 7)
     ($17,490 00)

Address for Notices:

     To Landlord:  Ocean Park Boulevard Management Company, Limited
                   2601 Ocean Park Boulevard, Suite 300
                   Santa Monica, California 90405
                   Attention:  Frederick C. Stegeman

     To Tenant:    To the Premises and
                   11180 Sunrise Valley Drive
                   Reston, Virginia 20191
                   Attention:  President

Tenant's Parking:                                                   (Article 40)

     Thirteen (13) covered spaces and Ten (10) uncovered spaces for Sixty (60) months.

Security:

     Landlord requires as a condition to its execution of the Lease that Tenant provide a security instrument ("Security Instrument") ensuring the full performance of the obligations of Tenant under the Lease. Tenant shall provide a Security Instrument at Tenant's expense in form subject to Landlord's approval from a bank to be approved by Landlord in the amount of Ninety Three Thousand Two Hundred Forty and No/100 Dollars ($93,240.00) to be paid to the Landlord if Tenant has not paid any and all monetary obligations becoming due. Failure to so pay timely shall be a "Breach" herein. Upon Landlord certifying to the issuer of the Security Instrument that such a Breach has occurred, the issuer of the Security Instrument shall immediately pay to Landlord the full amount of the Security Instrument.

     The Security Instrument may be diminished in the following manner. Upon receipt by Landlord and clearance by Tenant's bank of Basic Rent of Fifteen Thousand Five Hundred Forty and No/100 Dollars ($15,540.00) exclusive of the annual Three per cent (3%) increase, for each of the 30th, 36th, 42nd, 48th, 54th and 60th months of the Term of the Lease, Landlord shall acknowledge receipt of the respective month's Basic Rent, exclusive of the annual Three per cent (3%) increase, and the Security Instrument may be diminished by the like amount.


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Option to Extend:

     Provided Tenant is not in default, Tenant shall have an option to extend the Lease for an additional sixty (60) month term (Option Term). Basic Rent for the Option Term shall be at the then prevailing market rate, terms and conditions. Should Landlord and Tenant disagree as to prevailing market rate, terms and conditions, the parties agree to submit to binding arbitration in accordance with American Arbitration Association rules. Tenant shall provide Landlord with written notice of Tenant's intention to extend no later than six
(6) months prior to commencement of the Option Term. In the event Tenant so notifies Landlord, all other terms and provisions of the Lease shall remain in effect. In the event Tenant fails to so notify Landlord, this Lease shall be terminated at the end of the initial Term of this Lease.

Right of First Refusal:

     During the Term or Option Term hereof, Tenant shall have the continuing Right of First Refusal to lease any space on the First floor that is or becomes available and for which no senior Option to Renew now exists. Landlord shall provide at least Three (3) months notification to Tenant that such space is becoming or is available. Tenant shall thereafter have One (1) month to respond. If Tenant refuses the space, Tenant's Right of First Refusal for that space ceases until after a subsequent tenant notifies Landlord of its intention to vacate the space. If Tenant accepts the space, the Term for the space shall be co-terminus with the Tenant's Lease. Basic Rent for the Term or Option Term shall be at the then prevailing market rate, terms and conditions.

2.   PREMISES

          The premises demised and leased hereunder (the "Premises") are cross-hatched, outlined or otherwise shown or marked on the plan or drawing attached hereto as Exhibit A and incorporated herein by reference. The Premises consist of that certain office space described in Article 1 hereof, situated in that certain office building (the "Building") described in Article 1 hereof

3.   TERM

          (a) The term of this Lease shall commence on the "Commencement Date" set forth in Article 1 hereof. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant at the Commencement Date of the lease term, this Lease shall not be void or voidable, nor shall Landlord or its agent be liable to Tenant for any loss or damage resulting therefrom. In that event, however, Tenant shall not be liable for any Rent until Landlord delivers possession of the Premises to Tenant. If Landlord tenders possession of the Premises to Tenant prior to the Commencement Date of the term and Tenant chooses to accept such possession, then the term of this Lease and Tenant's obligations hereunder shall commence on the date that it accepts such possession. Any failure to deliver possession at the Commencement Date or delivery of possession prior to the Commencement Date shall not in any way affect the obligations of Tenant hereunder. Any revision in the Commencement Date shall be confirmed in writing by the parties and incorporated herein promptly upon such commencement.

          (b) The Premises shall be deemed completed and possession delivered when Landlord has substantially completed the work to be constructed or installed pursuant to the


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provisions of Article 8 hereof, exclusive of the installation of all telephone and other communications facilities and equipment and other finish work or decorating work to be performed by Tenant. Such Tenant work performed by Tenant may occur at the same time as Landlord performs its work, so long as Tenant's work does not interfere with or slow down Landlords work. Tenant shall accept the Premises upon notice from Landlord that said work to be constructed or installed by Landlord pursuant to Article 8 hereof has been substantially completed. Tenant's obligation to pay Rent hereunder shall commence on the earlier to occur of (i) the date on which said work has been so substantially completed, or (ii) the date on which Tenant takes possession of, or commences the operation of its business in, any or all of the Premises. Landlord shall use its best efforts to advise Tenant of the anticipated date of completion at least thirty (30) days prior to such date, but the failure to give such notice shall not constitute a default hereunder by Landlord.

4.   BASIC RENT

          Tenant shall pay the "Basic Rent" as set forth in Article 1 hereof for the Premises payable in twelve (12) equal monthly installments on the first day of each month in advance, except that if the Commencement Date occurs on a day other than the first day of the month, then the Basic Rent for the fraction of the month starting with the Commencement Date shall be paid on said Commencement Date, prorated on the basis of the actual number of days in said month. If the term hereof ends on a day other than the last day of a month, then the Basic Rent for the month during which said expiration occurs shall be prorated on the basis of the actual number of days in said month. In addition to said Basic Rent, Tenant agrees to pay "Additional Rent" as and when hereinafter provided in this Lease. Said Basic Rent and Additional Rent are hereinafter sometimes referred to collectively as the "Rent." The Rent shall be payable to Landlord, without deduction or offset, in lawful money of the United States of America at the office maintained by Landlord in the Building, or to such other person or at such other place as Landlord may from time to time designate in writing.

          Tenant shall pay prepaid Basic Rent concurrently with the execution of this Lease, as set forth in Article 1 hereof.

5.   LATE CHARGES

          If Tenant shall fail to pay to Landlord any Rent or other sums when due hereunder, such unpaid amounts shall bear interest at the prime commercial rate then being charged by Bank of America plus two percent (2%) per annum from the date due to the date of payment. In addition, Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent and other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or other sum due from Tenant shall not be received by Landlord or Landlord's designee within five
(5) days after such amount shall be due, Tenant shall pay to Landlord a late charge equal to ten percent (10%) of such overdue amount. No late charge may be imposed more than once for the same late Rent payment. The parties hereby agree that such late charge by


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Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted at law or equity or pursuant to this Lease.

6.   ADDITIONAL RENT

          (a) Landlord hereby agrees to pay Landlord's Base Costs for Utility Costs, Operating Costs and Taxes (as defined herein) As set forth in this Article, it is understood that the Basic Rent specified in Article 4 of this Lease does not provide that Landlord shall pay any amount in excess of Landlord's Base Cost for Utility Costs, Operating Costs and Taxes ("Expenses"). Therefore, in order that the Rent payable throughout the term of this Lease shall reflect any such excess amounts or increases, the Rent payable by Tenant shall be increased in accordance with the provisions of this Article. In this regard, all of such Expenses, as well as any other expenses for which Tenant shall be liable hereunder, including, but not limited to, parking charges imposed pursuant to Article 40, shall constitute Additional Rent, and upon the failure of Tenant to pay any of such Expenses or other expenses, Landlord shall have the same rights and remedies as otherwise provided in this Lease for the failure of Tenant to pay Rent.

Definitions

          (1) The term "Usable" Area (square feet) shall mean the actual occupiable area of the Premises provided for the exclusive use of the Tenant, and is measured to the Tenant side of corridor or Building Shell partitions, to the nominal glass line at the exterior of the building whether or not the entire wall is glass, and to the middle of partitions demising the Premises from an adjoining rentable Premise. Columns are included within the Usable Area at no reduction of area.

          (2) The term "Landlord's Base Costs" shall mean the sum of the Utility Costs, Operating Costs, and Taxes (all as defined below) for the calendar year set forth in Article 1 hereof.

          (3) The term "Utility Costs" shall mean the sum of all expenses paid or incurred by Landlord during any calendar year of the term hereof for electricity, water, gas and sewers, and similar utilities services in connection with the operation of the Building and for utility taxes, charges or other similar impositions paid or incurred by the Landlord in connection therewith.

          (4) The term "Operating Costs" shall mean the sum of all expenses paid or incurred by Landlord during any calendar year of the term hereof in connection with the operation, janitorial service, maintenance, insurance, management and repair of the Building, including parking facilities, and the land on which the Building is located, and shall include the cost of any capital improvements made to the Building that reduce Operating Costs or Utility Costs (such costs to amortized over such reasonable periods as Landlord shall determine with a return on capital at such rate as would have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements). However, Operating Costs shall not include Taxes or Utility Costs as such terms are defined herein.


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          (5) The term "Taxes" shall mean all real property taxes and personal property taxes, charges and assessments which are levied, assessed upon or imposed by any governmental authority during any calendar year of the term hereof with respect to the Building, the parking facilities and the land on which the Building is located and any improvements, fixtures, and equipment and all other property of Landlord, real or personal, located in the Project and used in connection with the operation of the Building (computed as if paid in permitted installments regardless of whether actually so paid) and any tax which shall be levied or assessed in addition to or in lieu of such real or personal property taxes and any license fees, tax measured by or imposed upon Rents, or other tax or charge upon Landlord's business of leasing the Premises, or other parts of the Building, but shall not include any federal or state income tax, or any franchise, capital stock, estate or inheritance taxes.

Proposition 13:

          During the initial term hereof Tenant shall not be responsible for any Property Tax created solely as a result of a re-assessment of the Building caused by sale of the Building

          (6) The term "Estimated Utility Costs" shall mean the annual estimates of Tenant's Proportionate Share of Utility Costs for each calendar year, after the First Calendar Year, to be given by Landlord to Tenant pursuant to the terms hereof.

          (7) The term "Estimated Operating Costs" shall mean the annual estimates of Tenant's Proportionate Share of Operating Costs for each calendar year, after the First Calendar Year (as defined herein) to be given by Landlord to Tenant pursuant to the terms hereof

          (8) The term "Estimated Taxes" shall mean the annual estimates of Tenant's Proportionate Share of Landlord's Taxes for each calendar year, after the First Calendar Year, to be given by Landlord to Tenant pursuant to the terms hereof.

          (9) The term "Tenant's Proportionate Share" shall mean the proportion the Usable Area in the Premises bears to the total Usable Area for the Building, which for this lease is agreed by Landlord and Tenant to be the percentage set forth in Article 1 hereof

          (10) The term "First Calendar Year" shall mean the calendar year during which Tenant's obligation to pay Rent hereunder first arises or the calendar year during which Tenant first occupies the Premises under this Lease, whichever event shall first occur.

          (b) Payment of Utility Costs, Operating Costs and Taxes in excess of Landlord's Base Cost:

          Tenant shall pay to Landlord, as Additional Rent, the following amounts in the manner specified:


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          (1) For the first twelve (12) months of the Term there shall be no
Additional Rent for Tenant's Proportionate Share of Utility Costs, Operating Costs, and Taxes in excess of Landlord's Base Costs.

          (2) For each calendar year following the First Calendar Year, Landlord shall furnish to Tenant prior to January 1, a written statement showing in a reasonable detail the Estimated Utility Cost, the Estimated Operating Costs, and the Estimated Taxes for the next forthcoming calendar year, the sum of which shall in no event be less than the Landlord's Base Cost. At the first monthly Rent payment date for the next calendar year following Tenant's receipt of such statement (the "then current calendar year") and at each of the other monthly Rent payment dates for such then current calendar year, Tenant shall pay to Landlord as Additional Rent, in the event of an increase, Tenant's Proportionate Share times one-twelfth (1/12th) the difference between the sum of the Estimated Costs, Estimated Operating Costs and Estimated Taxes for the next calendar year, and Landlord's Base Cost, unless exempted in accordance with Article 6 (b) (1) above. In the event of the inability of the Landlord for any reason to furnish said statement prior to January 1, as described above, Tenant shall continue to pay at the estimated rate for the previous year and at the monthly Rent payment date next following Tenant's receipt of said statement, any Additional Rent which shall have accrued. Notwithstanding the above definitions or the terms defined herein, operating costs, utility costs and taxes shall not include a list of excluded items set forth in Exhibit D.

          (3) On or before March 15 (or as soon thereafter as possible) in each year following the First Calendar Year, Landlord shall furnish to Tenant a written statement showing in reasonable detail the actual Utility Costs, Operating Costs, and Taxes for the previous calendar year. At the monthly Rent payment date next following Tenant's receipt of such statement, Tenant shall pay to Landlord an amount equal to the excess of Tenant's Proportionate Share of the sum of the Utility Costs, Operating Costs and Taxes for the previous calendar year over Tenant's Proportionate Share of the sum of the Estimated Utility Costs, Estimated Operating Costs, and Estimated Taxes previously given for such year, unless exempted in accordance with Article 6 (b) (1) above; provided, however, that in no event shall Tenant receive a credit for any amount calculated hereunder to be less than Landlord's Base Costs.


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          (d) Payments of Additional Rent:

          (1) Any and all increases in Rent pursuant to this Article shall be Additional Rent payable by Tenant hereunder, and in the event of nonpayment thereof, Landlord shall have the same right with respect to such nonpayment as it has with respect to any other nonpayment of Rent hereunder. The Basic Rent, the Additional Rent, and any other sums payable under any provision of this Lease shall in no event be reduced by any other provision hereof and in no event shall the Rent payable by Tenant for any calendar year be reduced by the application of this Article to an amount less than that specified in Article 4.

          (2) Upon the expiration or earlier termination (collectively, the termination) of this Lease, no further credits or payments shall be due to or from Tenant which have not accrued and are not payable as of the date of such termination. The amount of increase in Rent payable by Tenant or the decrease in Rent to which Tenant is entitled for such calendar year shall be prorated on the basis of the ratio which the number of days which have elapsed from the commencement of said calendar year to and including said date on which this Lease terminates bears to 360.


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          (3) The determination of Tenant's Proportionate Share of a cost hereunder shall be made by Landlord based upon Landlord's experience with actual costs and projections. A statement of such determination shall be made available to Tenant upon demand.

          (e) Additional Taxes Payable by Tenant.

          Tenant shall pay before delinquency any and all taxes levied or assessed and which become payable by Landlord (or Tenant) during the term of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (i) the gross or net payable Rent under this Lease, including, without limitation, any gross receipts tax levied by any taxing authority, or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the Rent hereunder; (ii) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises; (iii) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (iv) the value of any leasehold improvements, alteration or additions made in or to the Premises, regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord; or (v) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

7.   SECURITY DEPOSIT

          Concurrently with Tenant's execution of this Lease, Tenant shall deposit with Landlord the amount of the Security Deposit as set forth in Article 1 hereof. Said sum shall be held by Landlord as a security deposit for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease, including, but not limited to, the provisions relating to (i) the payment of Rent and Additional Rent, and (ii) the payment of any other amount which Landlord may spend by reason of Tenant's default or breach to compensate Landlord for any other loss or damage which Landlord may suffer by reason of such default or breach. If any portion of said deposit is so used or applied, Tenant shall, within ten (10) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount set forth in Article 1. Tenant's failure to do so shall be a material breach of this Lease In the event of a material default or breach of this Lease by Tenant under the terms of this Article 7 or Article 20 hereof, Landlord shall have the right, in addition to all other rights hereunder, to recover the aggregate amount expended by Landlord on behalf of Tenant with respect to leasehold improvements to the Premises ("Landlord Concessions"). In this regard, Landlord shall have the right, but not the obligation, to deduct such Landlord Concessions, or any portions thereof, from the then remaining balance of the Security Deposit.

          Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of


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Tenant's interests hereunder) at the expiration of the Lease term and within 30 days after Tenant has vacated the Premises.

8.   COMPLETION

          (a) The Premises shall be completed by Landlord substantially in accordance with the description of Landlord's Building Standard Work set forth in Exhibit B attached hereto. Landlord's obligation for completion of the Premises shall be defined and limited by said Exhibit B and Landlord shall not be required to furnish or install any item not indicated thereon. Any additional charges or improvements to the Premises required by Tenant shall be at Tenant's sole cost and expense. Promptly following the tendering of possession of the Premises to Tenant by Landlord, Tenant agrees to proceed with all due diligence with the installation of its fixtures and equipment. (See also Article 3.b.)

          (b) If Tenant shall cause any delay in the construction of the Premises, whether by reason of any failure by Tenant to comply with the applicable time schedule set forth in said Exhibit B, or by Tenant's requirement of materials or installations different from Landlord's Building Standard Work, or by delays in performance or completion by a party employed by Tenant, or by reason of building code problems arising from Tenant's design, or by reason of chances in the work ordered by Tenant, then notwithstanding the provisions of this Lease relating to the term, and notwithstanding anything to the contrary contained in said Exhibit B, the Commencement Date of the Lease shall be the date which Landlord in its sole discretion determines could have been expected to be the Commencement Date but for such Tenant-caused delay.

          (c) Tenant shall pay to Landlord at the time and in the manner specified in said Exhibit B the entire balance of any and all excess costs of work and improvement and Tenant shall pay to Landlord the entire amount of any extra expenses incurred by Landlord as specified herein upon the Commencement Date of the Lease, or as soon thereafter as Landlord determines such amount and submits a statement thereof to Tenant. Upon default by Tenant in payment thereof, Landlord shall (in addition to all other remedies) have the same rights as in the case of default in Rent under the Lease.

9.   USE

          (a) The Premises shall be used and occupied by Tenant for general office purposes and no other purpose without the prior written consent of Landlord. Such consent shall be at the sole discretion of Landlord.

          (b) Suitability: Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building or with respect to the suitability of either for the conduct of Tenant's business, nor has Landlord agreed to undertake any modification, alteration or improvement to the Premises except as provided in this Lease. The taking of possession of the Premise by Tenant shall conclusively establish that the Premises and the Building were at the time of such taking in satisfactory condition except for latent defects and punch list items.


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          (c) Uses Prohibited:

          (i) Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate or affect any fire or other insurance upon the Building or any of its contents, or cause a cancellation of any insurance policy covering said Building or any part thereof or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of insurance. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged under such policy by reason of Tenant's failure to comply with the provisions of this Article.

          (ii) Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

          (iii) Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, ordinance, or governmental rule or regulation or requirement of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises

          The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord is a party thereto or not, that Tenant has violated any law, statute, ordinance, or governmental rule, regulation or requirement, shall be conclusive of the fact as between Landlord and Tenant.

10.  SERVICE AND UTILITIES

          (a) Landlord's Obligations: Landlord agrees to make available to the Premises during reasonable hours of generally recognized business days, to be determined by Landlord, and subject to the Rules and Regulations described in
Article 35 hereof, water, gas and electricity suitable for the intended use of the Premises, and heat and air conditioning required in Landlord's judgment for the comfortable use and occupancy of the Premises, subject to governmental regulation, and trash removal, janitorial service and window washing customary for similar buildings in the competing geographical areas. Landlord shall also maintain and keep lighted the common stairs, entries and toilet rooms in the Building.

          (b) Landlord's Non-liability: Landlord shall not be in default or be liable for any damages directly or indirectly resulting from, nor, except as expressly provided herein, shall


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the Rent herein reserved be abated by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services, (ii) failure to furnish or delay in furnishing any such utilities or services when such failure or delay is caused by Acts of God or the elements, labor disturbances of any character, any other accidents or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or to the Building, provided, however, that in the event any services or utilities are unavailable for more than fourteen (14) consecutive days due to an earthquake, rent shall be reduced proportionate to the restriction of use of the premises by Tenant until such service or utilities are restored, or (iii) the limitation, curtailment, rationing or restriction on use of water or electricity, gas or any other form of energy or any other service or utility whatsoever serving the Premises or the Building. Furthermore, Landlord shall be entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental agencies or utilities suppliers in reducing energy or other resources consumption. Any sums payable under this Article, whether by Landlord or by Tenant, shall be considered Additional Rent and may be added to any installment or Rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Rent.

          Whenever heat generating machines or equipment other than those customarily used in general office space are used in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost thereof, including the cost of installation, and the cost of operation and maintenance thereon, shall be paid by Tenant to Landlord upon demand by Landlord.

          (c) Tenant's Obligation: Tenant shall pay for, prior to delinquency, all telephone and all other materials and services not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease. Tenant shall also pay, prior to delinquency, all charges and fees required to be paid by Tenant by the Rules and Regulations described in Article 35 of this Lease. Tenant will not without the written consent of Landlord use any apparatus or devise in the Premises, including, without limitation, electronic data processing machines, punch card machines, and machines using excess lighting or using current in excess of 110 volts, which will in any way increase the amount of electricity, air conditioning, or water usually furnished or supplied for use of the Premises as general office space; nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water, air conditioning, or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord, which Landlord may reasonably refuse, to the use thereof, and Landlord may cause a special meter to be installed in the Premises so as to measure the amount of water, air conditioning, electric current or other resource consumed for any such other use. The cost of any such meters and of installation, maintenance, and repair thereof shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand by Landlord for all such water, air conditioning, electric current, or other resource consumed, as shown by said meters, at the rates charged by the local public utility, furnishing the same, plus any additional expense incurred in keeping account of the water, air conditioning, electric current or other resource consumed. If a separate meter is not installed, such excess cost for such water, air conditioning, electric current or other resource consumed will be established by a licensed engineer in the profession applicable.

11.  ENTRY BY LANDLORD

          Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes:

          (a) To determine whether the Premises are in good condition and whether Tenant is complying with its obligation under this Lease;

          (b) To do any necessary maintenance and to make any restoration to the Building that Landlord has the right or obligation to perform;

          (c) To serve, post, or keep posted any notices required or allowed under the provisions of this Lease;

          (d) To post "for sale" signs at any time during the term, to post "for rent" or "for lease" signs during the last three (3) months of the term, or during any period while Tenant is in default;

          (e) To show the Premises to prospective brokers, agent, buyers, tenants, or persons interested in an exchange, at any time during the term;

          (f) To shore the foundations, footings, and walls of the Building and to erect scaffolding and protective barricades around and about the Building or the Premises, but not so as to prevent entry into the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises or the Building if any excavation or other construction is undertaken or is about to be undertaken on any adjacent or nearby street. Landlord's right under this provision extends to any owner of adjacent property on which excavation or construction is to take place, and any authorized representative of such owner.

          For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof.

          Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except as caused by Landlord willful misconduct.

          Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any rights reserved in this Article.

12.  MAINTENANCE AND REPAIRS

          (a) Landlord's Obligation: Landlord shall maintain in good order, condition and repair the Building and all other portions of the Premises not the obligation of Tenant or of any other tenant in the Building.

          (b) Tenant's Obligations.

          (1) Tenant at Tenant's sole cost and expense, except for services furnished by Landlord pursuant to Article 10 hereof, shall maintain the Premises in good order, condition and repair, including the interior surfaces of the ceilings, walls and flooring, all doors, interior windows, all plumbing pipes for express use of Tenant, fixtures, accessible electrical wiring, switches, fixtures, building standard furnishings, special items in excess of building standard furnishings, and equipment installed by or at the expense of Tenant.

          (2) Tenant agrees to repair any damage to the Premises of the Building caused by or in connection with the removal of any articles of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partition, or permanent improvements or additions, including, without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at the Tenant's sole cost and expense. Tenant shall indemnify the Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including, without limitation thereto, any claims made by any succeeding tenant founded on such delay.

          (3) In the event Tenant fails to maintain the Premises in good order, condition and repair, Landlord shall give Tenant notice to do such acts as are reasonably required to so maintain the Premises. In the event Tenant fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work. Any amount expended by Landlord shall be paid by Tenant promptly after demand with interest at the prime commercial rate then being charged by Bank of America plus two percent (2%) per annum, from the date of such work, but not to exceed the maximum legal rate of interest per annum. Landlord shall have no liability to Tenant for any damage, inconvenience, or interference with the use of Premises by Tenant as a result of performing any such work.

          (c) Compliance with Law: Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligation as set forth herein.

          (d) Waiver by Tenant: Tenant expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford the Tenant the right to make repairs at Landlord's expense or to terminate this Lease because of Landlord's failure to keep the Premises in good order, condition and repair.

13.  ALTERATIONS AND ADDITIONS

          (a) Tenant shall make no alterations, additions or improvements to the Premises or any part thereof other than minor changes without obtaining the prior written consent of Landlord.

          (b) Landlord may impose as a condition to the aforesaid consent such requirements as Landlord may deem necessary in its sole discretion, including, without limitation thereto, the manner in which the work is done, the contractor by whom it is performed, the times during which it is accomplished, and the requirement that upon written request of Landlord prior to 30 days following the expiration of earlier termination of the Lease, Tenant will remove any and all permanent improvements or additions to the Premises installed by Tenant at Tenant's expense, will remove all movable partitions, counters, personal property, equipment, fixtures and furniture at Tenant's expense, and will repair any damage to the Premises or the Building caused by such removal.

          (c) All such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon the Premises, unless specified pursuant to Section 13(b) above.

          (d) All articles of personal property and all business and trade fixtures, machines and equipment, cabinetwork, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease term when Tenant is not in default hereunder, provided that Tenant repairs any damage to the Premises or the Building caused by such removal.

14.  INDEMNITY

          (a) Tenant shall indemnify and hold Landlord harmless from and defend Landlord against any and all claims or liability for any injury or damage to any person or property whatsoever (i) occurring in, on or about the Premises or any part thereof, and (ii) occurring in, on or about any facilities (including, without prejudice to the generality of the term "facilities," elevators, stairways, passageways, hallways, and parking areas), the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage is caused in part or in whole by the act, neglect, fault of or omission of any duty with respect to the same by the act, neglect, fault of or omission of any duty with respect to the same by Tenant, its agents, contractors, employees or invitees. Tenant shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of Tenant, or any of its agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or action or proceeding brought thereon. In case any action or proceeding is brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause except Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

          (b) Exemption of Landlord from Liability: Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers, or any other person in or about the Premises caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction, or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, or from other sources unless due to Landlord willful misconduct. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant of the Building.

15.  INSURANCE

          (a) All insurance required to be carried by Tenant hereunder shall be issued by responsible insurance companies, qualified to do business in the State of California, reasonably acceptable to Landlord and Landlord's lender. Each policy shall name Landlord, and at Landlord's request, any mortgagee of Landlord, as an additional insured, as their respective interests may appear, and copies of all policies or certificates evidencing the existence and amounts of such insurance shall be delivered to Landlord by Tenant at least ten (10) days prior to Tenant's occupancy of the Premises. No such policy shall be cancelable except after ten (10) days written notice to Landlord and Landlord's lender. Tenant shall furnish Landlord with renewals or "binders" of any such policy at least ten (10) days prior to the expiration thereof. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant's behalf and charge the Tenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Tenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Tenant provided such blanket policies expressly afford coverage to the Premises and to Tenant as required by this Lease.

          (b) At all times during the term hereof, Tenant shall maintain in effect policies of casualty insurance covering (i) all leasehold improvements (including any alterations, additions or improvements as may be made by Tenant pursuant to provisions of Article 13 hereof), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their actual replacement cost from time to time during the term of this Lease, providing protection against any peril included with the classification "Fire and Extended Coverage" together with insurance against sprinkler damage, vandalism and malicious mischief. Upon termination of this Lease following casualty as set forth herein, the proceeds under (i) shall be paid to Landlord, and the proceeds under (ii) above shall be paid to Tenant.

          (c) Tenant shall at all times during the term hereof and at its own cost and expense procure and continue in force Workers' Compensation insurance and bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person in connection with the construction of improvements on the Premises or with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than Two Million Dollars ($2,000,000) for injuries to persons in one accident, not less than One Million Dollars ($1,000,000) for injury to any one person and not less than Two Hundred Thousand Dollars ($200,000) with respect to damage to property.

          (d) Not less than every three years during the term of this Lease, Landlord and Tenant shall mutually agree to increase in all of Tenant's insurance policy limits for all insurance to be carried by Tenant as set forth in this Article. In the event Landlord and Tenant cannot mutually agree upon the amounts of said increases, then Tenant agrees that all insurance policy limits as set forth in this Article shall be adjusted for increases in the Cost of Living in the same manner as is set forth in Section 6(c) hereof for the adjustment of the Basic Rent.

16.  WAIVER OF SUBROGATION

          Landlord and Tenant each hereby waive any and all rights of recovery against the other or against the officers, employees, agents and representatives of the other, on account of loss or damage occasioned to such waiving party or its property or the property of others under its control to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have in force at the time of such loss or damage. Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. The waiver of Landlord and Tenant shall be required to the extent the same are available from the insurer without additional premium; if an extra charge is incurred to obtain such waiver, it shall be paid by the party in whose favor the waiver runs.

17.  DAMAGE AND DESTRUCTION

          (a) Partial Damage - Insured: In the event the Premises or the Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration and provided such restoration can be completed within one hundred twenty (120) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to an equitable reduction of Rent while such restoration takes place, such reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises.

          (b) Partial Damage - Uninsured: In the event the Premises or the Building are damaged by a risk not covered by Landlord's policy or the proceeds of available insurance are less than eighty percent (80%) of the cost of restoration, or if the restoration cannot be completed within one hundred twenty (120) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to (i) repair or restore such damage, or (ii) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) days nor more than sixty
(60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the Rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any Rent theretofore paid in advance for any period of time subsequent to such date.

          (c) Total Destruction: In the event the Premises are totally destroyed or in Landlord's judgment the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

          (d) Landlord's Obligations: The Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, partitions, ceilings, floor covering, office fixtures, or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Tenant shall have no claim against Landlord for any damage suffered by reason by any such damage, destruction, repair or restoration.

          (e) Waiver by Tenant: Tenant shall have no right to terminate this Lease as a result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises of the Building, except as expressly provided herein, and Tenant expressly waives the provisions of Civil Code Section 1932(2) and Civil Code Section 1933(4) with respect to any destruction of the Premises.

18.  CONDEMNATION AND OTHER TAKINGS

          (a) If all or any part of the Premises shall be taken or appropriated for public or quasi-public use by the right of eminent domain, with or without litigation or transferred by agreement in connection with such public or quasi-public use, either party hereto shall have the right at its option exercisable within thirty (30) days of receipt of notice of such taking to terminate this Lease as of the date possession is taken by the condemning authority, provided, however, that before Tenant may terminate this Lease by reason of taking or appropriation as provided herein above, such taking or appropriation shall be to such an extent and nature as to economically frustrate Tenant's business as well as to substantially handicap, impede or impair Tenant's use of the Premises. If any part of the Building other than the Premises shall be so taken or appropriated, Landlord shall have the right at its option to terminate this Lease. No award for any partial or entire taking shall be apportioned, and Tenant hereby assigns to Landlord any award which may be made in such taking or condemnation, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, than nothing contained herein shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for taking of personal property and fixtures belonging to Tenant. In the event of a partial taking which does not result in a termination of this Lease, Rent shall be equitably abated to the extent Tenant's business is economically impaired. A sale by Landlord under threat of condemnation shall constitute a "taking" for the purpose of this Article.

          (b) No temporary taking of the Premises or any part of the Premises, parking area or any part of the Premises, parking area or any other temporary taking, shall terminate this Lease or give Tenant any right to any abatement of Rent hereunder.

19.  LIENS

          Tenant shall keep the Premises and the Building free from any liens arising out of work performed, materials furnished or obligations incurred by Tenant and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. In the event that Tenant shall not, within twenty (20) days following the imposition of such lien, cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but no obligation, to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by or in connection therewith, including attorney's fees and costs, shall be payable to Landlord by Tenant on demand with interest at the prime commercial rate then being charged by Bank of America plus two percent (2%) per annum, from the due date, by not to exceed the maximum legal rate of interest per annum. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having any interest therein, from mechanics' and materialmens' liens. Tenant shall give to Landlord at least ten (10) business days prior written notice of the expected date of commencement of any work relating to alterations or additions to the Premises (to afford Landlord an opportunity to post said notices) and shall secure, at Tenant's own cost and expense, a completion and lien indemnity bond, satisfactory to Landlord, for said work.

20.  DEFAULTS

          The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

          (a) The abandonment of the Premises by Tenant (without limitation, absence from the Premises for ten (10) days after default in payment of Rent shall constitute an event of abandonment).

          (b) The failure by Tenant to make any payment of Rent or any other payment or charge required to be made by Tenant hereunder, which default continues for 10 days after receipt of written notice thereof.

          (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease hereinafter to be served or performed by Tenant, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant, provided, however, that if the nature of Tenant's default is such that it cannot be cured solely by payment of money and that more than ten (10) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said ten (10) day period and thereafter diligently prosecute such cure to completion.

21.  REMEDIES

          In the event of any such material default or breach by Tenant, Landlord may at any time thereafter, with or without limiting Landlord in the exercise of any right or remedy at law or in equity which Landlord may have by reason of such default or breach:

          (a) Maintain this Lease in full force and effect and recover the Rent and other monetary charges as they become due, without terminating Tenant's rights to possession irrespective of whether Tenant shall have abandoned the Premises. In the event Landlord elects not to terminate the Lease, Landlord shall have the right to attempt to relet the Premises at such Rent and upon such conditions, and for such a term, and to do all acts necessary to maintain or preserve the Premises as Landlord deems reasonable and necessary without being deemed to have elected to terminate the Lease including removal of all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant. In the event any such reletting occurs, this Lease shall terminate automatically upon the new Tenant taking possession of the Premises. Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time during the term of this Lease may elect to terminate this Lease by virtue of such previous default by Tenant, if such default or breach has not been cured by Tenant. In the event of such termination, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default as specified in the following paragraph.

          (b) Terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including, without limitation thereto, the following: (1) the worth at the time of the award of any unpaid Rent which had been earned at the time of such termination; plus (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Lessee proves could have been reasonably avoided; plus (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that the Lessee proves could be reasonably avoided; plus (4) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform his obligations under this Lease or which in the ordinary cause of things would be likely to result therefrom (including, without limiting the generality of the foregoing, the amount of any commissions and/or finder's fee for a replacement tenant); plus
(5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable State Law. Upon any such reentry Landlord shall have the right to make any reasonable repairs, alterations or modifications to the Premises, which Landlord in his sole discretion deems reasonable and necessary. As used in subparts (1) and (2) of this subparagraph (b), the "worth at the time of award" is computed by allowing interest at the prime commercial rate being charged at the time of award by Bank of America plus two percent (2%), but not to exceed the then legal maximum rate of interest; and, as used in subpart (3) of this subparagraph (b), the worth at the time of award is computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). The term "Rent" as used in this Article shall be deemed to be and to mean all Rents be paid pursuant to this Lease and all other monetary sums required to be paid by Tenant pursuant to the terms of this Lease.

          (c) Landlord shall not be deemed to be in default in the performance of any obligation required by it under this Lease, or under any Addenda executed in connection herewith, unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it shall commence such performance within such thirty (30) day period and thereafter diligently prosecute the same to completion.

          (d) Tenant agrees to give any Mortgagees and/or Trust Deed Holders, by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgages and/or Trust Deed Holders shall have an additional thirty (30) days within which to cure such default on the part of Landlord or if such default cannot be cured within that time, then such additional time as may be necessary if within thirty (30) days any Mortgage and/or Trust Deed Holder has commenced and is pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so pursued.

22.  COSTS OF SUIT

          (a) If Tenant or Landlord shall bring any action for any relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party a reasonable sum for attorney's fees which shall be deemed to have accrued on the commencement of such action and shall be paid whether or not such action is prosecuted to judgment.

          (b) Should Landlord, without fault on Landlord's part, be made a party to any litigation instituted by Tenant or any third party against Tenant, or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person or otherwise arising out of or resulting from any act or transaction of Tenant or of any such other person, Tenant covenants to save and hold Landlord harmless from any judgment rendered against Landlord or the Premises or any part thereof, and all costs and expenses, including reasonable attorney's fees, incurred by Landlord in or in connection with such litigation.

23.  SURRENDER OF PREMISES BY TENANT

          On expiration of the term, Tenant shall surrender to Landlord the Premises and all Tenant's improvements and alterations in good condition (except for ordinary wear and tear occurring after the last necessary maintenance made by Tenant and destruction to the Premises covered in Article 17 of this Lease, and except for alterations that Tenant has the right to remove or is obligated to remove so long as Tenant repairs any damage to the Premises under the Provisions of this Article). Tenant shall remove all personal property prior to the expiration of the term, including any signs, notices and displays placed by Tenant. Tenant shall perform all restoration made necessary by the removal of any alterations of Tenant's personal property prior to the expiration of the term.

          Landlord can elect to retain or dispose of in any manner any alterations or Tenant's personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease. Title to any such alterations or Tenant's personal property that Landlord elects to retain or dispose of on expiration of the term shall vest in Landlord. Tenant waives all claims against Landlord for any damage to Tenant resulting from Landlords' retention or disposition of any such alterations or Tenant's personal property. Tenant shall be liable to Landlord for Landlord's costs for storing, removing and disposing of any alterations to Tenant's personal property.

          If Tenant fails to surrender the Premises to Landlord on expiration of the term hereof as required by this Article, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

24.  SURRENDER OF LEASE

          The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger and shall, at the option of the Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies.

25.  TRANSFER OF LANDLORD'S INTEREST

          In the event of a sale or conveyance by Landlord of Landlord's interest in the Premises other than a transfer for security purposes only, Landlord shall be relieved from and after the date specified in any such notice of transfer of all obligations and liabilities accruing thereafter on the part of the Landlord provided that any funds in the hands of the Landlord at the time of transfer in which Tenant has an interest shall be delivered to the successor of Landlord. This Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee provided all Landlord's obligations hereunder are assumed in writing by the transferee.

26.  ASSIGNMENT AND SUBLETTING

          (a) General. Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld: (1) assign, mortgage, pledge, encumber, or otherwise transfer this Lease, the Term or estate hereby granted, or any interest hereunder; (2) permit the Premises or any part thereof to be utilized by anyone other than Tenant (whether as concessionaire, franchisee, licensee, permittee, or otherwise); or (3) except as hereinafter provided, sublet or offer or advertise for subletting the Premises or any part thereof. Subject to the provisions of this Lease and Tenant's compliance with the provisions of this Article 26, Landlord shall not withhold its consent to a proposed assignment or sublease so long as the use of the Premises by the proposed assignee or sublessee would be permitted under Article 9 (Use) hereof, and the proposed assignee or sublessee is of good business reputation and of sound financial condition, as determined by Landlord. Tenant acknowledges, however, that one or more existing or future lenders who hold a lien affecting the Premises may have the right to approve any such assignment, sublease, or other transfer before Tenant may carry it out, and that, whenever such is the case, it shall be reasonable for Landlord to withhold its consent under this subsection (a) to the assignment, sublease, or other transfer if any such lender withholds its consent thereto. Any assignment, mortgage, pledge, encumbrance, transfer or sublease without Landlord's consent shall be voidable and, at Landlord's election, shall constitute a default. If Tenant is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant, or the sale or other transfer of a controlling percentage of the capital stock of Tenant or the sale of fifty percent (50%) or more of the value of the assets of Tenant, shall be deemed a voluntary assignment of this Lease by Tenant. The phrase "controlling percentage" shall mean the ownership of, and the right to vote, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of Tenant's capital stock issued, outstanding, and entitled to vote for the election of directors. The preceding two sentences shall not apply to corporations, the stock of which is traded through an exchange or over the counter. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary, or by operation of law, of any partner or partners owning a total of fifty percent (50%) or more of the partnership, or the dissolution of the partnership, shall be deemed a voluntary assignment of this Lease by Tenant. If Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, by any one of the persons executing this Lease shall be deemed a voluntary assignment of this Lease by Tenant.

          Tenant shall have the right to sublease all or any portion of the Premises to either St. Nick Productions, Adelson Entertainment, Filmstuff.com LLC or any of them, without the prior consent of Landlord so long as each of the three named subtenants abide by and conform with the terms of the Lease.

          (b) Notice and Procedure. Notwithstanding anything above to the contrary, if at any time or from time to time during the Term Tenant desires to assign or sublet all or any part of the Premises, then at least thirty (30) days, but not more than one hundred twenty (120) days, prior to the date when Tenant desires the assignment or subletting to be effective (the "Transfer Date"), Tenant shall give Landlord a notice (the "Notice") which shall set forth the name, address and business of the proposed assignee or sublessee, information (including financial statements and references) concerning the character of the proposed assignee or sublessee, a detailed description of the space proposed to be assigned or sublet, which must be a single, self-contained unit (the "Space"), any rights of the proposed assignee or sublessee to use Tenant's improvements and the like, the Transfer Date, the term and the fixed rent and/or other consideration, and all other material terms and conditions of the proposed assignment or subletting, all in such detail as Landlord may reasonably require. If Landlord requests additional detail, the Notice shall not be deemed to have been received until Landlord receives such additional detail. Landlord shall have the option, exercisable by giving notice to Tenant at any time within twenty (20) days after Landlord's receipt of the Notice, (1) in the case of an assignment or sublease, to terminate this Lease as to the Space as of the date (the "Termination Date") set forth in Landlord's notice, in which event Tenant shall be relieved of all further obligations hereunder as to the Space as of the Termination Date; or (2) in the case of a sublease, to sublease the Space from Tenant upon the terms and conditions set forth in the Notice, except that the rent shall be the lower of the per square foot monthly Basic Rent and Additional Rent described in Articles 4 and 6 payable under this Lease for the Space, or that part of the rent and other consideration set forth in the Notice which is applicable to the Space. If Landlord exercises its option to sublet the Space, Tenant shall sublet the Space to Landlord upon the terms and conditions contained in the Notice; provided, however, that: (i) Landlord shall at all times under such sublease have the right and option further to sublet the Space without obtaining Tenant's consent or sharing any of the economic consideration received by Landlord; (ii) the provisions of Article 9 shall not be applicable thereto; (iii) Landlord and its subtenants shall have the right to use in common with Tenant all lavatories, corridors and lobbies which are within the Premises and the use of which is reasonably required for the use of the Space; (iv) Tenant shall have no right of setoff or abatement or any other right to assert a default hereunder by reason of any default by Landlord under such sublease; and
(v) Landlord's liability under such sublease shall not be deemed assumed or taken subject to by any successor to Landlord's interest under this Lease. No failure of Landlord to exercise either option with respect to the Space shall be deemed to be Landlord's consent to the assignment or subletting of all or any portion of the Space. If Landlord does not exercise either option, Tenant shall be free to assign or sublet the space to any entity or person upon receipt of Landlord's consent, which cannot be unreasonably withheld, but only if Tenant's proposed assignment or sublease complied with the following conditions:

               (aa) The assignment or sublease shall be on the same terms set forth in the Notice given to Landlord;

               (bb) No assignment or sublease shall be valid, and no assignee or sublessee shall take possession of the Space until an executed counterpart of the assignment or sublease has been delivered to Landlord;

               (cc) No assignee or sublessee shall have a right further to assign or sublet;

               (dd) Any proposed subletting would not result in more than two subleases of portions of the Premises being in effect at any one time during the Term;

               (ee) The monthly Basic Rent (adjusted on a rentable square foot basis) shall be at or higher than the Monthly Basic Rent then being agreed upon by Landlord on new leases in the Building for comparable size space for comparable terms and Tenant shall not grant greater concessions to the assignee or sublessee than is then being offered by Landlord (adjusted on a rentable square foot basis) to new tenants leasing a comparable amount of space for a comparable period of time;

               (ff) No assignee or sublessee shall be an existing tenant of the Building nor have been negotiating with Landlord in the last six (6) months for space in the Building;

               (gg) No assignee or sublessee shall be a governmental entity;

               (hh) The portion of the Premises to be sublet or assigned is regular in shape with appropriate means of ingress and egress.

               (ii) The Use of the Premises by the assignee or sublessee is permitted by the Use Provision of this Lease.

               (jj) No proposed sublease or assignment would result in more people working at or visiting the Premises than the number of people who worked at or visited the Premises at the time when Tenant was the sole occupant of the Premises.

               (kk) The assignee or sublessee has the financial capability to fulfill the obligations imposed by the assignment or sublease.

               (ll) The Use of the Premises does not violate an exclusive "granted" by Landlord to another Tenant.

               (mm) The assignee or sublessee is in Landlord's reasonable opinion of reputable or good character.

               (nn) In connection with any assignment of the Lease, Tenant shall pay to Landlord, upon receipt thereof, fifty percent (50%) of all Assignment Proceeds. For purposes of this subsection (nn), "Assignment Proceeds" shall mean all consideration payable to Tenant, directly or indirectly, by any assignee, or any other amount received by Tenant from or in connection with any assignment (including, but not limited to, sums paid for the sale or rental or consideration received on account of any contribution of any of Tenant's property);

               (oo) (1) In connection with any subletting of all or any portion of the Premises, Tenant shall pay to Landlord, at Landlord's option, subject to subsection (oo) (3) hereof, either (i) a sum equal to fifty percent (50%) of any Net Sublease Proceeds (as hereinafter defined) derived therefrom, (ii) a sum equal to forty percent (40%) of any Sublease Proceeds (as hereinafter defined) derived therefrom, or (iii) if the Sublease Rent Per Square Foot (as hereinafter defined) derived therefrom exceeds one hundred fifteen percent (115%) of the Rent Per Square Foot (as hereinafter defined), then a sum equal to five percent (5%) of any Sublease Rent (as hereinafter defined), derived therefrom. All sums payable hereunder by Tenant shall be calculated on an annualized basis, but shall be paid to Landlord, as Additional Rent, within ten (10) days after receipt thereof by Tenant.

                    (2) For purposes of this Lease:

                    (i) "Net Sublease Proceeds" shall mean Sublease Proceeds less Permitted Expenses amortized over the term of the sublease.

                    (ii) "Permitted Expenses" shall mean the aggregate of (1) reasonable broker commissions and reasonable legal fees incurred by Tenant in connection with any such sublease, to the extent actually paid, and (2) the costs, if any, incurred by Tenant in preparing the sublease space for occupancy, including cash allowances in lieu thereof.

                    (iii) "Rent Per Square Foot" shall mean the total Annual Base Rent (as adjusted pursuant to Article 6 of this Lease) for the Premises divided by the Usable Square Feet in the Premises.

                    (iv) "Sublease Proceeds" shall mean the product of (x) the Sublease Rent Per Square Foot less the Rent Per Square Foot, multiplied by (y) the number of Usable Square Feet constituting the space covered by the sublease (the "Sublease Space").

                    (v) "Sublease Rent" shall mean any rent or other consideration paid to Tenant directly or indirectly by any subtenant, or any other amount received by Tenant from or in connection with any subletting (including, but not limited to, sums paid for the sale or rental, or consideration received on account of any contribution of any property of Tenant's or sum paid in connection with the supply of electricity or HVAC).

                    (vi) "Sublease Rent Per Square Foot" shall mean the Sublease Rent divided by the Usable Square Feet of the Sublet Space.

                    (vii) Net sublease Proceeds, Sublease Proceeds and/or Sublease Rent shall be recalculated from time to time to reflect any corrections in the prior calculation thereof due (x) to subsequent payments received by Tenant, (y) the final adjustment of payments to be made to Tenant, or (z) to mistake. Promptly upon the receipt of any such payment, the making of any such adjustment or the discovery of any such mistake, Tenant shall submit to Landlord a recalculation of the Net Sublease Proceeds, Sublease Proceeds, and/or Sublease Rent, and an adjustment shall be made between Landlord and Tenant, if applicable, with respect thereto on account of prior payments made pursuant to this Section (b).

                    (3) If and for so long as Landlord, or any constituent partners or partners of partners of Landlord, shall be an entity described in
Section 511 (a) (2) of the Internal Revenue Code (the "Code") or shall desire to qualify for taxation as a real estate investment trust pursuant to Sections 856 et seq. of the Code, Landlord shall only be entitled to elect the option set forth in subsection (b) (oo) (1) (iii) above, and to revoke or, once revoked, reinstate such election, all upon written notice to Tenant. If and for so long as Landlord, and the constituent partners or partners of partners of Landlord, if any, shall not be an entity described in Section 511 (a) (2) of the code or shall not desire to qualify for taxation as a real estate investment trust, then Landlord shall, from time to time, be entitled to elect any of three options set forth in subsection (b) (oo) (1) above; and

          (c) Continuing Liability of Tenant. Regardless of Landlord's consent, no subletting or assignment shall release Tenant's obligation or alter the primary liability of Tenant to pay the rent and to perform all other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. If any assignee or Tenant or any successor of Tenant defaults in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without the necessity of exhausting remedies against such assignee or successor. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Tenant, without notifying Tenant, or any successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of its liability under this Lease. If Tenant assigns this Lease, or sublets all or a portion of the Premises, or requests the consent of Landlord to any assignment or subletting, or if Tenant requests the consent of Landlord for any act that Tenant proposes to do, then Tenant shall pay to Landlord a non-refundable fee for Landlord's time and efforts, and for expenses incurred by Landlord in connection with reviewing the subject transaction (including any administrative expenses for Landlord's property manager), but in no event less than five hundred dollars ($500.00), and reimburse Landlord for all reasonable attorneys' fees incurred in connection therewith.

          (d) Bankruptcy. If a petition is filed by or against Tenant for relief under Title 11 of the Untied States Code, as amended (the "Bankruptcy Code"), and Tenant (including for purposes of this Section Tenant's successor in bankruptcy, whether a trustee or Tenant as debtor in possession) assumes and proposes to assign, or proposes to assume and assign, this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who has made or accepted a bona fide offer to accept an assignment of this Lease on terms acceptable to Tenant, then notice of the proposed assignment setting forth (a) the name and address of the proposed assignee, (b) all of the terms and conditions of the offer and proposed assignment, and (c) the adequate assurance to be furnished by the proposed assignee of its future performance under the Lease, shall be given to Landlord by Tenant no later than twenty (20) days after Tenant has made or received such offer, but in no event later than ten (10) days prior to the date on which Tenant applies to a court of competent jurisdiction for authority and approval to enter into the proposed assignment. Landlord shall have the prior right and option, to be exercised by notice to Tenant given at any time prior to the date on which the court order authorizing such assignment becomes final and non-appealable, to receive an assignment of this Lease upon the same terms and conditions, and for the same consideration, if any, as the proposed assignee, less any brokerage commissions which may otherwise be payable out of the consideration to be paid by the proposed assignee for the assignment of this Lease. If this Lease is assigned pursuant to the provisions of the Bankruptcy Code, Landlord: (i) may require from the assignee a deposit or other security for the performance of its obligations under the Lease in an amount substantially the same as would have been required by Landlord upon the initial leasing to a tenant similar to the assignee; and (ii) shall receive, as additional rent, the sums and economic consideration described in Section (b) of this Article 26. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or documentation, to have assumed all of the Tenant's obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Landlord an instrument confirming such assumption. No provisions of this Lease shall be deemed a waiver of Landlord's rights or remedies under the Bankruptcy Code to oppose any assumption and/or assignment of this Lease, to require a timely performance of Tenant's obligations under this Lease, or to regain possession of the Premises if this Lease has neither been assumed nor rejected within sixty (60) days after the date of the order for relief or within such additional time as a court of competent jurisdiction may have fixed. Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of Section 502(b)(6) of the Bankruptcy Code.

27.  INVOLUNTARY ASSIGNMENT

          No interest of Tenant in this Lease shall be assignable by operation of law (including, without limitation, the transfer of this Lease by testacy or intestacy). Each of the following acts shall be considered an involuntary assignment:

          (a) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

          (b) If a writ of attachment or execution is levied on this Lease;

          (c) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

          An involuntary assignment shall constitute a default by Tenant and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

28.  ATTORNMENT

          In the event any proceedings are brought for default under the ground or any underlying lease or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease, provided said purchaser expressly agrees in writing to be bound to all future obligations by the terms of this Lease.

29.  SUBORDINATION

          Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to: (a) all ground leases or underlying lease which may now exist or hereafter be executed affecting the Building or the land upon which the Building is situated or both, and (b) the lien of any first mortgage or deed of trust which may now exist or hereafter be executed in any amount for which said Building, land, ground leases or underlying leases, or Landlord's interest or estate in any of said items, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground leases or underlying leases or any such liens to this Lease. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Tenant shall, notwithstanding any subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents evidencing the priority or subordination of this Lease with respect to any such ground leases or underlying Leases or the lien of any such first mortgage or deed of trust. Tenant hereby irrevocably appoints Landlord as attorney-in-fact of Tenant to execute, deliver and record any such documents in the name and behalf of Tenant.

30.  ESTOPPEL CERTIFICATE

          (a) Tenant shall at any time upon not less than ten (10) business days prior to written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), and the date to which the Rent and other charges are paid in advance, if any, (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of

Landlord hereunder, or specifying such defaults if they are claimed, and (iii) fulfilling any other reasonable requirements establishing tenancy of a prospective purchaser or encumbrancer of the Premises. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's Rent has been paid in advance.

          (c) If the Tenant fails to deliver such statement within such time, Tenant irrevocably constitutes and appoints the Landlord as its special attorney-in-fact to execute and deliver such statement to any third party and Landlord shall have the option to terminate this Lease.

32.  NONRECORDABILITY OF LEASE

          Landlord and Tenant agree that in any and all events this Lease shall not be recorded by Tenant.

33.  QUIET ENJOYMENT

          Landlord covenants and agrees with Tenant that upon Tenant paying Rent and other monetary sums due under the Lease, performing its covenants and conditions under the Lease and upon recognizing purchaser as Landlord pursuant hereto, Tenant shall and may peaceably and quietly have, hold and enjoy the Premises for the term, subject, however, to the terms of the Lease.

34.  WAIVER OF REDEMPTION BY TENANT; HOLDING OVER

          Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the leased Premises after any termination of this Lease. If Tenant holds over the term hereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and not a renewal hereof or an extension for any further term, and in such case Rent shall be payable in the amount representing One Hundred Twenty Five Percent (125%) of the amount in effect prior to the termination date and at the time specified in this Lease, and such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

35.  RULES AND REGULATIONS

          The Rules and Regulations attached to this Lease as Exhibit C, as well as such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care, utilization and cleanliness of the Premises and the Building, and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to comply with such rules and regulations and the violation of any of them shall constitute a default by Tenant under this Lease. If there is a conflict between the rules and regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations.

36.  RIGHT TO PERFORMANCE

          All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent, except as otherwise set forth herein. If Tenant shall fail to pay any sum of money, other than Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for ten (10) days after written notice thereof to Tenant, Landlord may, but shall not be obligated so to do, without waiving or releasing Tenant from any obligation of Tenant, make any such payment and perform any other act on Tenant's part to be made or performed as provided in this Lease. All sums so paid by Landlord and all costs incidental thereto (including reasonable attorney's fees), together with interest thereon at the prime commercial rate then being charged by Bank of America plus two percent (2%) per annum from the date of such payment by Landlord shall be payable by Tenant on demand and Tenant hereby covenants to pay any and all such sums. Landlord shall have (in addition to any other right or remedy of Landlord) the same rights and remedies in the event of the nonpayment of sums due under this paragraph as in the case of default by Tenant in the payment of Rent.

37.  NAME OF BUILDING

          Tenant shall not use the name of the Building for any purpose other than the address of the business to be conducted by Tenant in the Premises. Tenant shall not use any picture of the Building in its advertising, stationery or in any other manner imply that the entire Building is leased by Tenant. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefor.

38.  NOTICES

          Any notice required or permitted to be given hereunder by Tenant shall be deposited in the United States mails, duly registered or certified with postage fully prepaid thereon, or placed with courier service with guaranteed overnight service, to Landlord at Landlord's address as set forth in Article 1 hereof, or to such other address to which Tenant last forwarded Rent, and to such other parties as Landlord may from time to time designate. Any notice required or permitted to be given hereunder by Landlord may be mailed as above stated or delivered personally to Tenant at the address of the Premises. Either party may by written notice similarly given designate a different address for notice purposes, except that Landlord may in any event use the Premises as Tenant's address for notice purposes. Notice shall be effective when mailed or delivered as above specified.

39.  WAIVER

          No delay or omission in the exercise of any right or remedy of Landlord on any default by Tenant shall impair such a right or remedy or be construed as a waiver.

          The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default, it shall constitute only a waiver of timely payment for the particular Rent payment involved.

          No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only a notice from Landlord or Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

          Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

          Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

40.  MISCELLANEOUS

          (a) Execution by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises; this document becomes effective and binding only upon execution and delivery hereof by Tenant and by Landlord. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

          (b) Landlord and Tenant. As used in this Lease, the words "Landlord" and "Tenant" shall include the plural as well as the singular. Words used in neuter gender include the masculine and feminine, words in the masculine or feminine gender include the neuter. If there is more than one Landlord or Tenant, the obligations hereunder imposed upon the Landlord or Tenant shall be joint and several; as to a tenant which consists of a husband and wife, the obligations shall extend individually to their sole and separate property as well as community property. The term "Landlord" shall mean only the owner or owners at the time in question of the fee title of a tenant's interest in a ground lease of the Premises. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership.

          (c) Brokers. Tenant and Landlord shall each hold the other harmless from all damages (including attorneys' fees and costs) resulting from any claims that may be asserted against the other by any broker, finder, or other person with whom Tenant or Landlord has or purportedly has dealt, except the agent for the Building duly appointed by Landlord or the agent duly appointed by Tenant.

          (d) Signs.

          (1) Tenant shall not place or permit to be placed in or upon the Premises where visible from outside the Premises, or outside the Premises or any part of the Building any signs, notices, drapes, shutters, blinds, or displays of any type without written consent of Landlord.

          (2) Landlord reserves the right, in Landlord's sole discretion, to place and locate on the roof, exterior of the Building, and in any area of the Building not leased to Tenant such signs, notices, displays and similar items as Landlord deems appropriate in the proper operation of the Building.

          (e) Parking. Effective upon the Commencement Date of this Lease, Tenant shall lease from Landlord the number of spaces for the length of time set forth in Article 1 hereof. Landlord reserves the right to increase the monthly parking rates at any time, in his sole discretion, in which case Tenant shall be obligated to pay Landlord the increased rate or Tenant shall lose all rights to lease the spaces provided herein. Should Tenant at any time elect to not lease all of the spaces set forth in Article 1 hereof, Tenant shall lose all rights to lease the forfeited spaces.

          During the term of this Lease, Tenant shall only be entitled to such use of parking spaces in the parking areas located in the Building as shall be confirmed in writing by the parties, at rental rates and upon the other terms and conditions published from time to time by Landlord or Landlord's operator of the parking areas. Parking rental rates shall be hourly, weekly or monthly, or such rate system as Landlord deems advisable, and Tenant acknowledges that its customers, invitees and licensees may be charged at half-hour, hourly and other similar parking rental rates. Parking spaces shall be rented by Landlord to Tenant on a nonassigned basis or such other basis as Landlord or Landlord's operator may deem advisable.

          Tenant acknowledges that its employees and the employees of other tenants of Landlord within the Building shall not be entitled to the use of parking spaces in the parking areas located in and about the Building which may from time to time be designated for patrons of the Building. Tenant and its employees shall park their cars only in those portions of the parking areas, if any, designated by Landlord for the purpose of employee parking. Tenant shall furnish Landlord with a listing of the car license numbers of it and its employees within fifteen (15) days after the Commencement Date of the Lease, and Tenant shall thereafter notify Landlord of any changes to such listing within five (5) days after such change occurs. If Tenant or its employees fail to park their cars in designated employee parking areas, then Landlord may charge Tenant Fifty Dollars ($50.00) per day for each day or partial day per car parked in any areas other than those so designated. Tenant hereby authorizes Landlord to tow away from the parking areas in and about the Building any improperly parked car or cars belonging to Tenant or Tenant's employees and/or to attach violation stickers or notices to such cars.

          Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the parking areas, or as to the availability of parking spaces, for the conduct of Tenant's business.

          Landlord shall have certain rights and authority relative to the use and control of the parking areas, including, without limitations, the right to decrease the size of the parking areas, to rearrange the parking spaces and improvements on the parking areas; to take all or any portion of the parking areas for the purpose of maintaining, repairing or restoring same, or for the purpose of construction and/or operation of commercial buildings, structures or areas thereon or adjacent thereto; to have ingress and egress in connection with any such construction and/or operation; and to do and perform such other acts in, to and with respect to the parking areas as in the use of good business judgment Landlord shall determine to be appropriate for the parking areas.

          (f) Captions and Attachments:

          (1) The captions of the paragraphs of this Lease are for convenience only and shall not be deemed to be relevant in resolving any question of interpretation or construction of any section of this Lease.

          (2) The exhibits attached hereto, and addenda and schedules initialed by the parties, are deemed by attachment to constitute part of this Lease, and are incorporated herein.

          (g) Severability. If any term or provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

          (h) Construction. All provisions hereof, whether covenants or conditions, shall be deemed to be both covenants and conditions. The definitions contained in this Lease shall be used to interpret the Lease.

          (i) Interest. Except as expressly provided herein, any amount due to Landlord not paid when due shall bear interest at the prime commercial rate then being charged by Bank of America plus two percent (2%) per annum, from the due date, but not to exceed the maximum legal rate of interest per annum. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

          (j) Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment, subletting or encumbrance by Tenant and subject to
Article 26 of this Lease, all of the provisions hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

          (k) Time; Joint and Several Liability. Time is of the essence of this Lease and each and every provision hereof except as to the conditions relating to the delivery of possession of the Premises to Tenant. All the terms, covenants and conditions contained in this Lease to be performed by either party, if such party shall consist of more than one person or organization, shall be deemed to be joint and several, and all rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

          (l) Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with the By-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms. If Tenant is a corporation Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

          (m) Partnership Authority. If Tenant is a partnership, joint venture or other unincorporated association, each individual executing this Lease on behalf of Tenant represents that this Lease is binding on Tenant; furthermore, Tenant agrees that the execution of any written consent hereunder, or of any written modification or termination of this Lease, by any general partner of Tenant or any other authorized agent of Tenant shall be binding on Tenant.

41.  INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

          This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

          IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease the date and year first above written.

Landlord:                                        Tenant:

OCEAN PARK BOULEVARD                             DIGITAL COMMERCE CORPORATION
MANAGEMENT COMPANY, LTD.

                                                 -------------------------------
By:                                              By:  Alan Krenek
   ------------------------------
         General Partner                         Its: Controller



                                                 -------------------------------
                                                 By:  Matthew Toloczke
                                                 Its: Treasurer

                                   EXHIBIT A

                         DESCRIPTION OF DEMISED PREMISES


                                See Attached Plan


Suite No:      110  Floor:    First

Street Address of Demised Premises:

2601 Ocean Park Boulevard
Santa Monica, California

Floor Area:    Rentable Area:            7,508 Square Feet



---------------------------------            -----------------------------------
     Landlord's Initials                             Tenant's Initials

                                   EXHIBIT B

                       PROVISIONS RELATING TO CONSTRUCTION

                                     OF THE

                                    PREMISES

          Tenant accepts the Premises in an "as is" condition, except that Landlord shall provide the improvements shown on Exhibit B-1, attached and made a part by reference, at Landlord's sole cost.

                                                                     EXHIBIT B-1

                              LANDLORD IMPROVEMENTS

1.   Drywall partition as shown, including re-use of existing - ceiling height.
2.   Building standard doors as shown.
3.   Existing cabinets.
4.   New 12' wide by full height glass wall at large conference room.
5.   New 3' wide glass by full height window.
6.   Move existing 8'-0" x 4'-6" window to new location.
7.   Furniture partitions not shown are by Tenant.
8.   New building standard carpet, base and paint throughout.
9.   Building standard HVAC.
10.  Existing acoustical ceiling.
11.  Power outlets existing in partitions remaining.
12.  No floor outlets.
13.  8 new power outlets in enclosed rooms.
14.  14 new power outlets in open spaces.
15. Power to whips from Tenants furniture partitions, as provided in items 10 and 13 above.
16. One dedicated 20 Amp power circuit (if not already existing) in each of two workrooms.
17.  Power poles not shown are by Tenant (see item 14 above).
18. Telecom and computer wiring not shown is by Tenant. Tenant must use plenum rated cable above ceiling.
19. Power, telecom and computer wiring in Tenant furniture partitions is by Tenant.
20. Existing number of building standard light fixtures installed and switched to building standards.

                                                                       EXHIBIT C

                              RULES AND REGULATIONS

     1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or to any part of the outside of the Building or the Premises without the written consent of Landlord first had and obtained, and Landlord shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant.

          All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord.

          Landlord shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Landlord is to furnish and install building standard window levelors at all exterior windows.

     2. No Tenant shall obtain for use upon the Premises ice, drinking or bottled water, towel or other similar service or accept barbering or bootblacking services on the Premises, except from persons authorized by the Landlord and at the hours and under regulations fixed by the Landlord.

     3. The bulletin board or directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

     4. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the tenants or used by them for any purpose other than for ingress to and egress from their respective Premises. The halls, passages, exits, entrances, elevators, stairways, balconies and roof are not for the use of the general public and the Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord shall be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom the Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities. No tenant and no employees or invitees of any tenant shall go upon the roof of the Building.

     5. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the written consent of Landlord.

     6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

     7. Tenant shall not overload the floor of the Premises or mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises of any part thereof. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted except with the prior written consent of the Landlord and as the Landlord may direct.

     8. No furniture, freight or equipment of any kind shall be brought into the Building without the consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any space, or in the public halls of the Building, either by any tenant or others, any hand trucks except those equipped with rubber tires and side guards.

     9. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to by Landlord. Except with the written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning the same. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage done by the effects of any Tenant by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include cleaning of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished on nights when rooms are occupied after 9:30 P.M. Window cleaning shall be done only by Landlord and only between 6:00 A.M. and 5:00 P.M.

     10. Tenant shall not use, keep or permit to be used or kept any food or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Landlord or other occupants of the Building by reason of noise, odors, and/or vibrations, or interfere in any way with other tenants or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building. No Tenant shall make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring Buildings or Premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way. No Tenant shall throw anything out of doors or down the passageways.

     11. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No tenant shall occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber shop or manicure shop. No Tenant shall engage or pay any employees on the Premises nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any illegal purposes.

     12. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline, or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Landlord.

     13. Landlord will direct electricians as to where and how telephone and telegraph wires are to be introduced. No boring or cutting for wires will be allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of the Landlord.

     14. All keys to offices, rooms, toilet rooms, and the Building and parking structure shall be obtained from Landlord's Building Management Office and Tenant shall not from any other source duplicate, obtain keys or have keys made. The Tenant upon termination of the tenancy shall deliver to the Landlord the keys of the offices, rooms and toilet rooms which shall have been furnished, and shall pay the Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord deems it necessary to make such change.

     15. No Tenant shall lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by the Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by the Tenant by whom, or by whose contractors, employees or invitees, the damage shall have been caused.

     16. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

     17. On Saturdays, Sundays, legal holidays, and on other days between the hours of 6:00 P.M. and 7:30 A.M. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Landlord reserves the right to prevent access to the

Building during the continuance of the same by closing the doors or otherwise, for the safety of the Tenants and protection of property in the Building and the Building. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building on Saturdays, Sundays, legal holidays, and on other days between the hours of 6:00 P.M. and 7:30 A.M., and during such further hours as Landlord may deem advisable for the adequate protection of said Building and the property of its tenants.

     18. Landlord shall furnish heating and air conditioning during the hours of 7:30 A.M. and 6:00 P.M. Monday through Friday, except for holidays. In the event Tenant requires heating and air conditioning during off-hours, Saturdays, Sundays or holidays, Tenant shall give Landlord at least forty-eight (48) hours notice of such requirement and Tenant shall pay for services at the rate which shall be published from time to time by Landlord. Landlord will automatically switch off all non-emergency lights except during the hours of 7:30 A.M. and 6:00 P.M. Monday through Friday, except for holidays. Light switches in Tenants' Premises will allow Tenant to restore lights at any time, but lights will automatically switch off at pre-determined intervals.

     19. Tenant shall see that the doors of the Premises are closed and securely locked before leaving the Building and must observe strict care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity shall likewise be carefully shut off, so as to prevent waste or damage, and for any default or carelessness Tenant shall make good all injuries sustained by other tenants or occupants of the Building or Tenant.

     20. Tenant shall not disturb or canvass any occupant of the Building nor shall Tenant solicit in the Building, and Tenant shall cooperate to prevent any such disturbance, canvassing, and/or solicitation.

     21. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or shall in any manner do any act in violation of any of the rules and regulations of the Building.

     22. The requirements of Tenant will be attended to only upon application at the Office of the Building. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from the Landlord, and no employee will admit any person (Tenant of otherwise) to any office without specific instructions from the Landlord.

     23. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises or in the Building without the written consent of the Landlord.

     24. Landlord shall have the right, exercisable without notice and without liability to Tenant, to change the name and the street address of the Building of which the Premises are a part. Without the written consent of Landlord, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

     25. Tenant agrees that it shall comply with all fire security regulations that may be issued from time to time by Landlord and Tenant also shall provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

     26. Landlord reserves the right by written notice to Tenant to rescind, alter or waive any rule or regulation at any time prescribed for the Building when, in Landlord's judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

                                   EXHIBIT D

          "Operating Costs", "Liability Costs" and "Taxes shall exclude the following items:

     (a) costs, including marketing costs, legal fees, space planners' fee, advertising and marketing expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leases of the Building, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for new tenants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building (excluding, however, such costs relating to any common areas of the Real Property or parking facilities);

     (b) except as allowed pursuant to the terms of Section 6(a)(4) of the Lease; depreciation, costs of capital repairs and alterations, and costs of capital improvements and equipment:

     (c) interest and principal payments on mortgages and other debt costs, if any, except in connection with costs which are allowed pursuant to item (iv) of
Section 8.1(e) of the Lease;

     (d) costs for which the Landlord is reimbursed by any tenant or occupant of the Building (other than pursuant to provisions comparable to Article 8 of the Lease) or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

     (e) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

     (f) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Real Property (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Real Property). Costs associated with the operation of the business of the partnership of entity which constitutes the Landlord, including costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Building management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

     (g) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Building unless such wages and benefits are prorated to reflect time spent on operating and managing the Building vis-a-vis time spent on matters unrelated to operating and managing the Building; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Building manager;

     (h) amount paid as ground rental for the Real Property by the Landlord (except to the extent Operating Expenses which are allowed hereunder are included in the ground rental);

     (i) except for a Building management fee to the extent allowed pursuant to item (m), below, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Building to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

     (j) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Building shall be includable as an Operating Expense;

     (k) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Building which is used in providing janitorial or similar services and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Building;

     (l) all items and services for which Tenant or any other tenant in the Building reimburses Landlord (except pursuant to provisions comparable to Article 6 of the Lease) or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

     (m) management fees equal to (A) five percent (5%) of the gross rentals collected for the Building;

     (n) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

     (o) costs arising from the gross negligence or willful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

     (p) costs incurred to comply with laws relating to the monitoring, testing, reporting, management, and removal of Hazardous Material (as defined under applicable law) which was in existence in the Building or on the Real Property prior to the Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the Building or on the Real Property, would have then required the monitoring, testing, reporting, management, or removal of such Hazardous Material or other remedial or containment action with respect thereto; and costs incurred to monitor, test, report, manage, remove, remedy, contain, or treat Hazardous Material, which Hazardous Material is brought into the Building or onto the Real Property after the date hereof by Landlord or any other tenant of the Real Property and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the Building or on the Real Property, would have then required the monitoring, testing, reporting, management, or removal of such Hazardous Material or other remedial or containment action with respect thereto;

     (q) costs arising from Landlord's charitable or political contributions;

     (r) repairs or replacements to any utility systems which are wholly dedicated to the use of a single other tenant or concession operator;

     (s) reserves for future expenses beyond current year anticipated expenses;

     (t) any recalculation of or additional Operating Expenses actually incurred prior to the year in which the Landlord proposes that such costs be included in Operating Expenses, and

     (u) costs relating to the removal, treatment, abatement, encapsulation or entombment of asbestos in the Building.

                                TABLE OF CONTENTS


1.  FUNDAMENTAL LEASE PROVISIONS..............................................1

2.  PREMISES..................................................................3

3.  TERM......................................................................3

4.  BASIC RENT................................................................4

5.  LATE CHARGES..............................................................4

6.  ADDITIONAL RENT...........................................................5

7.  SECURITY DEPOSIT..........................................................9

8.  COMPLETION...............................................................10

9.  USE......................................................................10

10. SERVICE AND UTILITIES....................................................11

11. ENTRY BY LANDLORD........................................................13

12. MAINTENANCE AND REPAIRS..................................................14

13. ALTERATIONS AND ADDITIONS................................................15

14. INDEMNITY................................................................15

15. INSURANCE................................................................16

16. WAIVER OF SUBROGATION....................................................17

17. DAMAGE AND DESTRUCTION...................................................17

18. CONDEMNATION AND OTHER TAKINGS...........................................18

19. LIENS....................................................................19

20. DEFAULTS.................................................................19


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
21. REMEDIES.................................................................20

22. COSTS OF SUIT............................................................21

23. SURRENDER OF PREMISES BY TENANT..........................................22

24. SURRENDER OF LEASE.......................................................22

25. TRANSFER OF LANDLORD'S INTEREST..........................................23

26. ASSIGNMENT AND SUBLETTING................................................23

27. INVOLUNTARY ASSIGNMENT...................................................28

28. ATTORNMENT...............................................................29

29. SUBORDINATION............................................................29

30. ESTOPPEL CERTIFICATE.....................................................29

32. NONRECORDABILITY OF LEASE................................................30

33. QUIET ENJOYMENT..........................................................30

34. WAIVER OF REDEMPTION BY TENANT; HOLDING OVER.............................30

35. RULES AND REGULATIONS....................................................31

36. RIGHT TO PERFORMANCE.....................................................31

37. NAME OF BUILDING.........................................................31

38. NOTICES..................................................................32

39. WAIVER...................................................................32

40. MISCELLANEOUS............................................................32

EXHIBIT A   DESCRIPTION OF DEMISED PREMISES..................................37

EXHIBIT B   PROVISIONS RELATING TO CONSTRUCTION OF THE PREMISES..............38


                                      -50-
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
EXHIBIT B-1 LANDLORD IMPROVEMENTS............................................39

EXHIBIT C   RULES AND REGULATIONS............................................40

EXHIBIT D....................................................................46


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